UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 11, 2005
Date of Report
(Date of earliest event reported)

Delphi Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	1-14757	38-3430473

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5725 Delphi Drive
Troy, MI 48098
(Address of principal executive offices,
including zip code)

(248) 813-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K s intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DELPHI CORPORATION

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On March 4, 2005, Delphi Corporation (the “Company”) announced its intention to restate its audited financial statements and related independent auditors’ reports for 2001 and subsequent periods. As a result, the Registration Statements on Form S-8 that register shares of the Company’s common stock that are acquired pursuant to the employee benefit plans set forth below will not be available for use until the restatements are filed with the Securities and Exchange Commission (the “Commission”). As previously disclosed, the Company expects that it will be able to file all necessary restatements with the Commission on or before June 30, 2005.

Consequently, the Company must suspend purchases of its shares by participants in the Delphi Savings — Stock Purchase Program for Salaried Employees in the United States, the Delphi Personal Savings Plan for Hourly Rate Employees in the United States, the Delphi Mechatronic Systems Savings — Stock Purchase Program, and the ASEC Manufacturing Savings Plan (the “401(k) Plans”). The blackout only prevents participants from making additional investments in the Company’s common stock through the 401(k) Plans; participants will still be able to reallocate assets in their accounts from the Company’s common stock fund into the other investment options offered under the
401(k) Plans.

The Company sent a notice to its directors and executive officers informing them that a blackout period will begin on March 11, 2005, and will end at 4:00 pm Eastern Time on the day on which all of the restatements are filed with the Commission. During the blackout period, the Company’s directors and executive officers will be prohibited from directly or indirectly acquiring, disposing of or transferring any equity securities of the Company acquired by them in connection with their service and/or employment with the Company in such capacities. The notice was sent to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002. In accordance with the unforeseeable circumstance exemption under Section 306(a), the Company determined that it was unable to give advance notice of the blackout period to the directors and executive officers.

A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Notice to executive officers and directors of Delphi Corporation, dated March 11, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: March 11, 2005	By:	/s/John D. Sheehan
John D. Sheehan,
Acting Chief Financial Officer, Chief Accounting Officer and Controller

Exhibit Index

Exhibit Number	Description
99.1	Notice to executive officers and directors of Delphi Corporation, dated March 11, 2005.